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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 9, 2003
                                                        -----------------

                            SDC International, Inc.
                  -----------------------------------------

            Delaware                  0-27520               75-2583767
----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission File         (IRS Employer
     of incorporation)                Number)           Identification No.)

	231 Bradley Place
        Palm Beach, Florida                                     33480
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:	(561) 882-9300
                                                   ------------------------

                                    N/A
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      (Former name or former address, if changed since last report)


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Item 5.   SDC International, Inc. issued a press release on April 9,
2003, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

        Exhibit No.      Description
        -----------      -----------

           99.1 Press release issued by SDC International, Inc., dated April 9, 2003



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                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SDC INTERNATIONAL, INC.



                                      By:  /s/  Thomas B. Walker
                                         ---------------------------
                                         Thomas B. Walker
                                         Chief Financial Officer
                                         (Principal Financial and
                                         Accounting Officer and Duly
                                         Authorized Officer)
Dated:	April 11, 2003



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                              EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

99.1 Press release issued by SDC International, Inc., dated April 9, 2003






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